UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMERICAN STRATEGIC INVESTMENT CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/NYC. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/NYC Online Go to www.envisionreports.com/NYC or scan the QR code — login details are located in the shaded bar below. 2025 Annual Stockholders Meeting Notice 044UOB Important Notice Regarding the Availability of Proxy Materials for the American Strategic Investment Co. 2025 Annual Meeting of Stockholders to be held on May 29, 2025. As a stockholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the 2025 Annual Meeting of Stockholders along with the Board of Directors’ recommendations. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a votable ballot and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Proxy Statement and 2024 Annual Report on Form 10-K to stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 13, 2025 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this Notice when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/NYC. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials American Strategic Investment Co.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 13, 2025. The 2025 Annual Meeting of Stockholders of American Strategic Investment Co. will be held virtually on Thursday, May 29, 2025, at 2:00 p.m., Eastern Time, at the following website: meetnow.global/MRDK4M2. To participate in the Virtual Meeting, enter the 15-digit control number from the shaded bar on the reverse side of this Notice. The 2025 Annual Meeting of Stockholders of American Strategic Investment Co. is being held to consider and vote on the following proposals: THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2 AND 3: 1. The election of one Class II director to serve until our 2028 Annual Meeting of stockholders and until her successor is duly elected and qualifies: 01 - Elizabeth K. Tuppeny 2. The ratification of the appointment of PricewaterhouseCoopers LLP (PwC) as the Company’s independent registered public accounting firm for the year ending December 31, 2025. 3. The adoption of a non-binding advisory resolution regarding executive compensation. 4. The transaction of such other matters as may properly come before the Annual Meeting. If you want to join the 2025 Annual Meeting of Stockholders to be held virtually on the Internet, please follow the instructions in the Proxy Materials. Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 2025 Annual Stockholders Meeting Notice